                                                           REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                           ---------------------------

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                           ---------------------------


                               GALILEO CORPORATION
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                           04-2526583
(State or other jurisdiction of incorporation)         (I.R.S. Employer Identification No.)

GALILEO PARK, P.O. BOX 550, STURBRIDGE, MASSACHUSETTS                 01566
      (Address of Principal Executive Offices)                      (Zip Code)

                           ---------------------------

                             1991 STOCK OPTION PLAN
                            (Full Title of the Plan)

                                 JOSEF W. ROKUS
                      VICE PRESIDENT, CORPORATE DEVELOPMENT
                               Galileo Corporation
                           P.O. Box 550, Galileo Park
                         Sturbridge, Massachusetts 01566
                     (Name and Address of Agent For Service)

                                 (508) 347-9191
                     (Telephone Number, Including Area Code
                              of Agent For Service)

                           ---------------------------

                                          CALCULATION OF REGISTRATION FEE
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    Title Of Securities To Be   Amount To Be       Proposed        Proposed Maximum       Amount Of
            Registered           Registered    Maximum Offering   Aggregate Offering   Registration Fee
                                              Price Per Share(1)       Price(1)
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
Common Stock, $0.01 par value     200,000           $6.8125           $1,362,500           $412.88
-------------------------------------------------------------------------------------------------------

(1)  Estimated solely for the purpose of determining the registration fee and computed pursuant to
     Rule 457(h) based upon the average of the high and low sale prices on March 12, 1997 as reported by the Nasdaq National Market.

(2)  This Registration Statement registers 200,000 shares of Common Stock under the 1991 Stock Option
     Plan. An aggregate of 350,000 shares of Common Stock has previously been registered under such plan (SEC File No. 33-47589)

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                                   Page 1 of 7
                         Exhibit Index appears at Page 5

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The information required by Part I is included in the documents sent or given to participants in the 1991 Stock Option Plan of Galileo Corporation (the "Registrant") pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended.


                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Statement Regarding Incorporation By Reference From Effective Registration
--------------------------------------------------------------------------
Statement
---------

     This Registration Statement covers additional securities of the same class as the securities of the Registrant registered on Form S-8 (File No. 33-47589) filed with the Securities and Exchange Commission on May 1, 1992, the contents of which are hereby incorporated by reference, relating to the Registrant's 1991 Stock Option Plan.

Item 8.  Exhibits
-----------------

     See Exhibit Index at page 5.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Sturbridge, Commonwealth of Massachusetts, on this 12th day of March, 1997.

                                             GALILEO CORPORATION


                                             By: /s/ Gregory Riedel
                                                 ------------------------
                                                 Gregory Riedel
                                                 Vice President, Finance

                                POWER OF ATTORNEY


     We, the undersigned officers and directors of Galileo Corporation hereby severally constitute and appoint William T. Hanley and Gregory Riedel, and each of them singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 including any post-effective amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     SIGNATURE                          TITLE                        DATE
     ---------                          -----                        ----
 /s/ William T. Hanley        President, Chief Executive         March 12, 1997
-----------------------       Officer and Director
William T. Hanley             (Principal Executive
                              Officer)


 /s/ Gregory Riedel           Vice President, Finance            March 12, 1997
-----------------------       (Principal Financial and
Gregory Riedel                 Accounting Officer)


 /s/ William T. Burgin              Director                     March 12, 1997
-----------------------
William T. Burgin


 /s/ Allen E. Busching              Director                     March 12, 1997
------------------------
Allen E. Busching


 /s/ Kenneth W. Draeger             Director                     March 12, 1997
------------------------
Kenneth W. Draeger


 /s/ Robert D. Happ                 Director                     March 12, 1997
------------------------
Robert D. Happ

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                                   Page 4 of 7



                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                    Description                        Page Number
--------------                    -----------                        -----------
     4.1         Specimen certificate of the Registrant's Common
                 Stock.  Filed as Exhibit 4.1 to the Registrant's
                 Registration Statement on Form S-2 (File No. 33-
                 13752) and incorporated herein by reference.

     5.1         Opinion of Palmer & Dodge LLP as to the legality of      6
                 the securities registered hereunder.

    23.1         Consent of Ernst & Young LLP, independent auditors.      7

    23.2         Consent of Palmer & Dodge LLP (contained in
                 Opinion of Palmer & Dodge LLP, filed as Exhibit
                 5.1).

    24.1 Power of Attorney (set forth on the signature page to this Registration Statement).

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